UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 13, 2005


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               0-20022               31-1227808
--------                               -------               ----------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.
---------------------------------------------------------


On October 13, 2005, Pomeroy IT Solutions, Inc. ("Pomeroy" or the "Company") and Stephen E. Pomeroy entered into a Second Amendment to Amendment and Restated Employment Agreement (the "Second Amendment"), which affirms and ratifies the terms and conditions of the Amended and Restated Employment Agreement dated November 3, 2003, as previously amended by the First Amendment to Amended and Restated Employment Agreement dated January 6, 2004 (the "Employment Agreement"), except for (1) the provisions concerning Mr. Stephen E. Pomeroy's eligibility to earn an annual bonus in 2005, (2) the reduction in the stock option awards due to Mr. Stephen B. Pomeroy in 2005, 2006 and 2007, and (3) a restricted stock award. The Second Amendment makes Mr. Pomeroy eligible to earn an annual bonus in the amount of $400,000 and a restricted stock grant in the amount of 20,000 shares based upon the Company meeting certain predetermined goals in fiscal 2005. The Second Amendment also provides for: (i) a reduction in the stock option awards to be provided to Mr. Pomeroy from an option to purchase 100,000 shares in each of 2005, 2006, and 2007 to an option to purchase 50,000 shares in each of 2005, 2006, and 2007; and (ii) an award of 48,000 retention restricted stock awards upon implementation of the Company's Long Term Incentive Program for Management under the Company's 2002 Amended and Restated Stock Incentive Plan.

Section 8 - Other Events

Item 8.01     Other Events.
---------------------------


Effective as of October 5, 2005, the Board of Directors, upon the recommendation of the Compensation Committee, authorized the payment of a discretionary bonus to Stephen E. Pomeroy, under the Employment Agreement, consisting of (1) a cash bonus in the amount of $300,000, and (2) the granting of 27,000 shares of restricted stock under the Company's 2002 Amended and Restated Stock Incentive Agreement. The shares of restricted stock will be issued upon completion of an Award Agreement and the acceptance of the Award Agreement by Mr. Pomeroy.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.
------------------------------------------------

(c)  Exhibits

10(ii)(A)     Second  Amendment  to  Amended  and  Restated Employment Agreement
              dated  October  13, 2005 by and between the Company and Stephen E.
              Pomeroy.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             POMEROY  IT  SOLUTIONS,  INC.
                                             -----------------------------


Date:  October 13, 2005                           By:  /s/ Michael E. Rohrkemper
                                                 -------------------------------
                                                  Michael E. Rohrkemper,
                                                  Chief Financial Officer
                                                  and Chief Accounting Officer